UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
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Verint Systems Inc.

(Name of Registrant as Specified in its Charter)

Neuberger Berman Investment Advisers LLC
Neuberger Berman Investment Advisers Holdings LLC
Neuberger Berman Group LLC
NBSH Acquisition LLC
Neuberger Berman Breton Hill ULC
NB Acquisitionco ULC
Neuberger Berman Canada Holdings LLC
Mr. Scott Hoina
Mr. Benjamin Nahum
Mr. Amit Solomon
Ms. Beatriz V. Infante
Dr. Mark N. Greene
Mr. Oded Weiss

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The following materials have been made available to stockholders of Verint Systems Inc. on the filing persons’ website www.betterverint.com.
Neuberger Bemian founded in 1939 is a private. independent employee-owned investment manager The firm manages a range of strategies including equity fixed income quantitative and muiti-asset class private equity and hedge funds-on behalf of institutions advisors and individual investors globally. With offices in 23 countries, Neuberger Berman's team is more than 2,100 professionals. For five consecutive years the company has been named first or second in Pensions & investments Best Places to Word in Money Management survey (among those with 1,000 employees or more). Tenured stable and long-term in focus, the firm has built a diverse team of individual’s united in their commitment to delivering compelling investmerif results for our clients over the long term, That commitment includes active consideration of environmental social and governance factors. The firm manages $323 billion in client assets as of March 31. 2019 For more information please visit our website at www.nb.com.

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On May 13, 2019, Neuberger Berman Investment Advisers LLC, Neuberger Berman Investment Advisers Holdings LLC, Neuberger Berman Group LLC, NBSH Acquisition LLC, Neuberger Berman Breton Hill ULC, NB Acquisitionco ULC, Neuberger Berman Canada Holdings LLC Benjamin Nahum, Scott Hoina, and Amit Solomon, (collectively the “Neuberger Berman Participants”) and Ms. Beatriz V. Infante, Dr. Mark Greene, and Mr. Oded Weiss (collectively, with the Neuberger Berman Participants, the “Participants”) filed a definitive proxy statement on Schedule 14A (the “Neuberger Berman Proxy Statement”) with the Securities and Exchange Commission (“SEC”), along with an accompanying GOLD proxy card, to be used in connection with the Participants’ solicitation of proxies from the stockholders of Verint Systems Inc. (the “Company”) for use at the Company’s 2019 Annual Meeting of Stockholders (the “Proxy Solicitation”). All stockholders of the Company are advised to read the Neuberger Berman Proxy Statement and the accompanying GOLD proxy card because they contain important information. The Neuberger Berman Proxy Statement and the accompanying GOLD proxy card will be furnished to some or all of the Company’s stockholders and are, along with to other relevant soliciting material of the Participants, available at no charge at the SEC’s website at www.sec.gov, from the Participants’ proxy solicitor, Okapi Partners LLC (Call Toll-Free: (855) 305-0857) and at www.BetterVerint.com. To the extent that independent researchers or financial analysts are quoted on this website, it is the policy of the Participants to use reasonable efforts to verify the source and accuracy of the quote. The Participants have not, however, sought or obtained the consent of the quoted source to the use of such quote as soliciting material. This website may contain expressions of opinion and belief. 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Neuberger Berman Lays Out Case for Change At Verint Systems

Download Neuberger Berman's Investor Presentation

Neuberger Berman is seeking your support to elect three new directors with critical software industry experience to the Board of Verint, **Ms. Beatriz Infante**, **Dr. Mark Greene** and **Mr. Oded Weiss.**

If elected, these nominees are committed to working with the other Directors to establish new financial measurements and a capital allocation framework while holding management accountable for performance.


Verint's 12-Year Return on Investment (Acquisitions + R&D + CapEx)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
$1,088
$2,095
$1,915
($1,941)
$3,157
$1.9B
of Value
Destruction
Market Cap 12/20/2006
Acquisitions
R&D + Capex
Return on Investment
Market Cap 1/31/2019
$1.1B Starting Market Cap + $4.0B Acquisitions + R&D + CapEx $3.2B Ending Market Cap

WHY WE ARE ASKING FOR YOUR VOTE

Neuberger Berman was founded in 1939 to do one thing: deliver compelling investment results for our clients over the long term. That remains our singular purpose today, driven by a culture rooted in deep fundamental research and facilitated by the free exchange of ideas with the companies that we invest in.

Our Intrinsic Value Strategy has been invested in Verint since 2006 and owns 1,743,123 shares as of May 13, 2019, or approximately 2.7%, of Verint's outstanding stock.

We firmly believe that Verint has the opportunity to create substantial value for its owners. However, for long-term investors like us, it has been particularly frustrating to watch Verint lag behind its peers, year after year, on many levels, including organic sales growth, operating margin and, most importantly, total shareholder return.

We believe Verint needs to do three things to maximize value for its shareholders:

- **Commit to transitioning to a modern cloud business model**, with identified medium- and long-range financial and performance targets that give shareholders visibility into its growth and revenue quality, and the ability to hold management accountable;
- **Clearly articulate the Company's capital allocation priorities and present a compelling case for its current business configuration**, so shareholders know how their capital will be used to create value and why the Board believes the current conglomerate structure is optimal; and
- **Upgrade the Board**, by adding professionals with substantial software, analytics, cloud and corporate governance expertise to give shareholders confidence that the Board is properly overseeing the Company's strategy and will hold management accountable for performance

We encourage you to read the materials on this website carefully, to reach out to us with any questions you might have, and to check in for updates.

Read our May 13, 2019 letter to Verint Shareholders

Thank you for your support!

Neuberger Berman

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC.
© 2019 Neuberger Berman Group LLC. All Rights Reserved

Your Vote is Important! Tell the Verint Board what you think by voting the GOLD proxy card Vote by Phone - Please call the telephone number specified on your Gold proxy card from a touchtone phone and follow the simple instructions. Vote by Internet - Follow the instructions on your GOLD proxy card to vote online. Vote by Mail - Simply complete, sign. date and return the Gold proxy card in the postage-paid envelope provided. It you have not received your proxy card, you can call your broker and request that they give you the control number to the Gold proxy card. You can then take that number and go to www.proxyvote.com and place your vote. Investors with questions about how to vote can contact Neuberger Berman’s proxy solicitor OKAPI PARTNERS 1212 Avenue of the Americas. 24th Floor New York. NY 10036 Call Toll-Free: (855) 305-0857 Email: info@okapipartners.com

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Ms. Beatriz Infante

Beatriz V. Infante is a software industry veteran and a four-time CEO with a track record of successfully leading multiple international technology businesses to extremely high levels of growth, profitability and shareholder return. As a Senior Vice President responsible for Oracle's Open Systems Group and later Oracle's Next-Generation Products Group, Ms. Infante reported directly to Larry Ellison, and has led both early stage and Fortune 100 organizations through $2B in revenues across a variety of technology sectors, including SaaS/Cloud, cybersecurity, enterprise software, big data & analytics, digital transformation, communications, mobile, and hardware.

In 2013, Ms. Infante was named to the Financial Times Agenda "Top 50 Digital Directors' List." In addition to her technology expertise and senior management experience, Ms. Infante is a seasoned public company board member; her strong understanding of corporate governance best practices will make her an invaluable addition to Verint's Board.

Dr. Mark Greene

Dr. Mark Greene is a senior financial software and analytics executive with 35+ years of global executive experience leading and growing complex global businesses. Over the course of his career, Dr. Greene managed several large enterprise software businesses, including as CEO of OpenLink, a high-growth, private equity-backed global software and services business, CEO of Fair Isaac Corporation (FICO), a pioneer in credit risk scoring and analytics for the financial services industry, and as a General Manager at IBM, where he was ultimately responsible for IBM's security business.

Dr. Greene has served on numerous public and private company boards. His experience as a CEO simplifying complex corporate structures and managing effective capital allocation practices at multi-billion dollar publicly-traded software companies make him an invaluable addition to Verint's Board.

Mr. Oded Weiss

Oded Weiss has 25+ years of experience in building value and creating high-performing leadership teams in fast growing global businesses. Mr. Weiss is the former President of and currently a strategic advisor to Temenos, AG, a $12 billion market cap developer of a cloud-native front office, core banking, payments, fund management and wealth management software products for banks worldwide. Mr. Weiss also served as CEO and a Managing Director and a member of the Board of Directors of IGEFI Group s.a r.l. (doing business as Multifonds), an award-winning investment software company providing fund accounting, portfolio accounting and investor servicing and transfer agency on a single platform. Previous to this, Mr. Weiss was a Partner at McKinsey & Co. and led their technology practice in New York.

Mr. Weiss is a seasoned international software CEO. His experience building cloud businesses, implementing metrics that drive business performance and incentivize customers and employees to adopt higher-margin, faster growing products make him an invaluable addition to Verint's Board.

For additional nominee information please review Neuberger Berman's proxy statement

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC.
© 2019 Neuberger Berman Group LLC. All Rights Reserved

OUR NOMINEES Three Highly Qualified, Independent Nominees Click On Each Director Candidate For Biographical Information Beatriz V. Infante Dr. Mark N. Greene Mr. Oded Weiss

OUR PROXY STATEMENT Neuberger Berman Definitive Prow Statement FOR ADDITIONAL INFORMATION OR ASSISTANCE CONTACT NEUBERGER BERMAN’S PROXY SOLICITOR Okapi Partners 1212 Avenue of the Americas 24th York NY ‘0036 Call Toll-Free: (855) 305-0857 Email into@okapipartners.com

SHAREHOLDER PRESENTATION THE NEED FOR CHANGE AT VERINT SYSTEMS INC. From long-term investor’s perspective May 2019